Loans Due from a Third Party	12 Months Ended
Jun. 30, 2020
Loans Due from a Third Party (Textual)
LOANS DUE FROM A THIRD PARTY
9.	LOANS DUE FROM A THIRD PARTY

The Company purchased short-term investments of $1,148,930 in April 2019, and acquired short-term investments of $1,177,653 from the acquisition of 39Pu, both of which were investments in Sichuan Senmiao Ronglian Technology Co, Ltd. ("Senmiao Ronglian") which was a variable interest entity of Senmiao Technology Ltd, a US listed company, and operated peer-to-peer marketplace. In October 2019, Senmiao Ronglian disposed of the peer-to-peer marketplace, and the Company's short-term investments became a loan due from Sichuan Ronglian as of June 30, 2020.

According to the loan agreement between the Company and Sichuan Ronglian, the loans will be paid in 12 months before December 9, 2020, with a per annum interest rate of 7%.